EXHIBIT 99.1 1 INVESTOR PRESENTATION FEBRUARY 2020

2 FORWARD-LOOKING STATEMENTS THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS ABOUT THE BUSINESS, FINANCIAL CONDITION AND PROSPECTS OF FIRSTCASH, INC. AND ITS WHOLLY OWNED SUBSIDIARIES (TOGETHER, THE “COMPANY”). FORWARD-LOOKING STATEMENTS, AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS “OUTLOOK,” “BELIEVES,” “PROJECTS,” “EXPECTS,” “MAY,” “ESTIMATES,” “SHOULD,” “PLANS,” “TARGETS,” “INTENDS,” “COULD,” “WOULD,” “ANTICIPATES,” “POTENTIAL,” “CONFIDENT,” “OPTIMISTIC,” OR THE NEGATIVE THEREOF, OR OTHER VARIATIONS THEREON, OR COMPARABLE TERMINOLOGY, OR BY DISCUSSIONS OF STRATEGY, OBJECTIVES, ESTIMATES, GUIDANCE, EXPECTATIONS AND FUTURE PLANS. FORWARD-LOOKING STATEMENTS CAN ALSO BE IDENTIFIED BY THE FACT THAT THESE STATEMENTS DO NOT RELATE STRICTLY TO HISTORICAL OR CURRENT MATTERS. RATHER, FORWARD-LOOKING STATEMENTS RELATE TO ANTICIPATED OR EXPECTED EVENTS, ACTIVITIES, TRENDS OR RESULTS. BECAUSE FORWARD-LOOKING STATEMENTS RELATE TO MATTERS THAT HAVE NOT YET OCCURRED, THESE STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES. WHILE THE COMPANY BELIEVES THE EXPECTATIONS REFLECTED IN FORWARD-LOOKING STATEMENTS ARE REASONABLE, THERE CAN BE NO ASSURANCES SUCH EXPECTATIONS WILL PROVE TO BE ACCURATE. SECURITY HOLDERS ARE CAUTIONED SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES. CERTAIN FACTORS MAY CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED BY THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. SUCH FACTORS MAY INCLUDE, WITHOUT LIMITATION, THE RISKS, UNCERTAINTIES AND REGULATORY DEVELOPMENTS DISCUSSED AND DESCRIBED IN THE COMPANY’S 2019 ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) ON FEBRUARY 3, 2020, INCLUDING THE RISKS DESCRIBED IN PART 1, ITEM 1A, “RISK FACTORS” THEREOF, AND OTHER REPORTS FILED BY THE COMPANY WITH THE SEC. MANY OF THESE RISKS AND UNCERTAINTIES ARE BEYOND THE ABILITY OF THE COMPANY TO CONTROL, NOR CAN THE COMPANY PREDICT, IN MANY CASES, ALL OF THE RISKS AND UNCERTAINTIES THAT COULD CAUSE ITS ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY THE FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION SPEAK ONLY AS OF THE DATE OF THIS PRESENTATION, AND THE COMPANY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO REPORT ANY UPDATES OR REVISIONS TO ANY SUCH STATEMENT TO REFLECT ANY CHANGE IN THE COMPANY’S EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY LAW.

3 U.S. OPERATIONS – 1,056 STORES IN 24 STATES AND THE DISTRICT OF COLUMBIA WHO WE ARE LEADING INTERNATIONAL PAWN OPERATOR WITH MORE THAN 2,600 RETAIL PAWN LOCATIONS AND 21,000 EMPLOYEES IN 5 COUNTRIES 1,056 PAWN-FOCUSED BUSINESS MODEL SMALL SECURED PAWN LOANS TO UNBANKED AND CENTRAL + SOUTH AMERICA OPERATIONS – 75 STORES UNDERBANKED CONSUMERS – FULL SERVICE LENDING AND RETAIL WITH STRONG MARGINS AND CASH FLOWS; EL SALVADOR GUATEMALA COLOMBIA RECESSION-RESISTANT BUSINESS MODEL DOMESTIC 13 54 8 GROWTH STRATEGY LATAM PROVEN MULTI-COUNTRY GROWTH STRATEGY WITH MATURE U.S. BUSINESS AND A LONG RUNWAY FOR GROWTH IN LATIN AMERICA MEXICO OPERATIONS – 1,548 STORES IN ALL 32 STATES SHAREHOLDER VALUE 1,548 STRONG BALANCE SHEET TO FUND FUTURE GROWTH, ACQUISITIONS, SHARE BUYBACKS AND PAY DIVIDENDS Store counts as of 12/31/2019

WHY FIRSTCASH? 4 ATTRACTIVE INDUSTRY DYNAMICS 1 –STEADY DEMAND ACROSS ECONOMIC CYCLES – RECESSION RESISTANT –CUSTOMER BASE IS UNDERSERVED – MOST LENDERS DO NOT OFFER LOANS OF $150 OR LESS –STABLE REGULATORY ENVIRONMENT STRONG GROWTH METRICS SHAREHOLDER RETURNS & 2 –STORE LOCATIONS 3 STOCK REPURCHASES –NET INCOME AND EPS –RISING DIVIDEND –STRONG CASH FLOW TO FUEL GROWTH –ACTIVE SHARE REPURCHASE PROGRAM $4.25 – $4.05 $4.05 $275 2,679 2,679 1,864 $1.08 $1.08 $3.81 $3.89 $1.02 $1.02 2,473 2,473 1,781 1,781 1,780 1,780 $3.41 $3.53 $0.91 $0.91 2,111 2,111 $3.00 $0.77 $0.77 $2.74 $114 $93 STORE COUNT REVENUE EPS ADJUSTED EPS SHARES REPURCHASED ANNUAL DIVIDEND PER SHARE $ IN MILLIONS $ IN MILLIONS 2017 2018 2019 2020 Guidance

FIRSTCASH TIMELINE 5 1988 – BEGAN 2015 – 2016 PERATIONS IN EXAS O T MAXI PRENDA ACQUISITION – FIRST STORES IN GUATEMALA & EL SALVADOR U.S. ROLL-UPS YEAR-END 2019 ~ 100 STORES STORE COUNT CONTINUED U.S. GROWTH 2018 – FIRST DE NOVO 2,679 THROUGH ACQUISITIONS STORES IN COLOMBIA 1988 1999 2015 2019 5 EXPANSION IN MEXICO – 1992 – IPO DE NOVO & ACQUISITIONS 1999 – FIRST STORES IN MEXICO 2018 – 2019 PRENDAMEX ACQUISITIONS – TAMAULIPAS, MEXICO 2016 – MERGER WITH OVER 500 STORES IN MEXICO OVER 800 U.S. STORES

LARGEST PAWN OPERATOR IN THE AMERICAS 6 – PAWN OPERATIONS REPRESENT 99% OF REVENUE – ALMOST $2 BILLION IN REVENUE 1% 2% 6% 1% 55% 30% TOTAL REVENUE NET REVENUE $1.9 BILLION $1.0 BILLION 63% 42% 1 RETAIL SALES PAWN FEES SCRAP JEWELRY SALES CONSUMER LOAN/SERVICE FEES 1Consumer lending operations are expected to account for approximately one quarter of one percent, or 0.25%, of total revenues in 2020 TTM results as of 12/31/2019

PAWN LOANS ARE SMALL, AFFORDABLE AND WITH NO CREDIT RISK 7 ✓ PAWN LOANS ARE SMALL AND ✓ TYPICAL PAWN TRANSACTION CYCLE AFFORDABLE WITH A SHORT DURATION – TOTAL TRANSACTION TIME LESS THAN 15 MINUTES – TYPICALLY 30 TO 60 DAY TERM CUSTOMER ENTERS STORE – AVERAGE LOAN SIZE WITH PERSONAL ASSET U.S. $177 ~25% - 30% ~70% - 75% LATAM $71 PAWN LOAN SELLS ASSET TO COMPANY $0 $50 $100 $150 $200 (COLLATERALIZED WITH ASSET) ✓ FULLY COLLATERALIZED WITH PERSONAL ~25%~25% ~75%~75% PROPERTY CUSTOMER DOES NOT CUSTOMER REPAYS LOAN – COLLATERAL HELD IN SECURE BACKROOM OF STORE REPAY LOAN OR FEE & PAWN SERVICE FEE – RAPID LIQUIDATION OF FORFEITED COLLATERAL THROUGH PAWN SHOP RETAIL OPERATIONS – TYPICAL RETAIL MARGIN OF 35% TO 40% ON SALE RETAIL SALES PAWN SERVICE FEES OF FORFEITED COLLATERAL TYPICAL MARGIN = 35% - 40% MONTHLY YIELD = 12% - 13%

PAWN COLLATERAL AND INVENTORY COMPOSITION 8 U.S. SEGMENT LATAM SEGMENT 15% 33% 66% 50% 6% 3% PAWN COLLATERAL 7% PAWN COLLATERAL 3% 2% 2% 2% 11% 19% 49% 53% 34% 10% INVENTORY INVENTORY 3% 2% 12% 2% 3% 1% 12% JEWELRY ELECTRONICS TOOLS SPORTING GOODS MUSICAL INSTRUMENTS OTHER Results as of 12/31/2019

PAWN REVENUE GROWTH ACROSS ECONOMIC CYCLES LEGACY FIRST CASH U.S. AND LATAM CORE GROSS PROFIT1 PER STORE 9 FINANCIAL CRISIS POST CRISIS RECOVERY CURRENT CYCLE $900 $817 $804 $774 $770 $763 $784 $750 $710 $732 $705 $732 $606 $647 $600 $450 U.S. $300 $150 $0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 $600 $540 $542 $545 $490 $500 $456 $462 $450 $454 $421 $433 2 $379 $400 $349 M A $300 AT L $200 $100 $0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 PAWN FEES PER STORE RETAIL SALES GP PER STORE 1Core pawn GP from legacy LatAm stores in operation since 2006 2CC Revenue, 2008 MXN @ 11.16 – Constant currency results are non-GAAP financial measures and are calculated by translating 2009 – 2019 amounts using the Avg. Fx rate rate for the year ended December 31, 2008.

PAWNSHOPS SERVE UNBANKED AND UNDERBANKED CONSUMERS 10 PAWN LOANS CAN BE EASILY ACCESSED BY CUSTOMERS WITH LIMITED ACCESS TO TRADITIONAL CREDIT PRODUCTS — NO BANK ACCOUNT OR CREDIT HISTORY NECESSARY — ONLY A VALID GOVERNMENT ISSUED ID AND COLLATERAL REQUIRED TRUE MICROFINANCE PRODUCT — SMALL, AFFORDABLE AND LOWER COST ALTERNATIVE TO PAYDAY LOANS PAWNS ARE CUSTOMER FRIENDLY — NON-RECOURSE LOANS — NO LATE FEES — NO COLLECTIONS — NO NEGATIVE EXTERNAL CREDIT REPORTING “About 53 million U.S. adults don’t have credit scores. Another roughly 56 million have subprime scores. Some have a checkered borrowing history or high debt loads. But others, banks point out, just don’t have traditional borrowing backgrounds, often because they are new to the U.S. or pay for most expenses with cash” — The Wall Street Journal

11 ENVIRONMENTAL SUSTAINABILITY CIRCULAR ECONOMY NO SUPPLY CHAIN NEIGHBORHOOD-BASED STORES WHICH CONTRIBUTE TO THE LOCAL SOURCING OF PRE-OWNED GOODS ELIMINATES NEED FOR MANUFACTURING MODERN “CIRCULAR ECONOMY” – BUY → USE → RETURN FACILITIES, DISTRIBUTION CENTERS AND TRANSPORTATION SERVICES SAFE ENVIRONMENT RECYCLE BUY AND RESELL POPULAR CONSUMER PRODUCTS IN A SAFE INVENTORY IS PRE-OWNED MERCHANDISE WHICH IS SOURCED AND THEN AND SECURE ENVIRONMENT FOR EMPLOYEES AND CUSTOMERS RECYCLED WITHIN EACH STORES GEOGRAPHIC NEIGHBORHOOD With over 14 million individual pre-owned items sold annually, we believe we are one of the largest resellers of recycled consumer products in the Americas…

12 LATIN AMERICA OVERVIEW

FIRSTCASH LATAM GROWTH – REVENUE AND STORE COUNT 13 REVENUE GROWTH STORE COUNT 1,623 1,379 $803 $800 828 ACQUISITIONS 955 999 672 $700 $666 737 309 DE NOVO 308 OPENINGS 130 $600 $573 795 607 647 690 707 $500 $485 2015 2016 2017 2018 2019 $400 $368 $671 $300 $557 STORE ADDITIONS BY YEAR $487 418 $200 $417 $368 ACQUISITIONS $100 252 220 DE NOVO 366 OPENINGS $0 163 2015 2016 2017 2018 2019 179 70 50 TOTAL REVENUE, USD $ CC REVENUE, 2015 MXN @ 15.85 32 5 89 38 41 45 52 Presented constant currency results are non-GAAP financial measures and are calculated by translating 2016, 2017, 2015 2016 2017 2018 2019 2018 and 2019 amounts using the average exchange rate for the year ended December 31, 2015

14 MAJORITY OF STORES & EMPLOYEES BASED IN LATAM LATAM U.S. 1,623 $55 13,363 $145 61% 72% 64% 37% 1,056 $21 7,488 $242 39% 28% 36% 63% STORES STORE ADDITION EMPLOYEES SEGMENT TOTAL COUNT: 2,679 INVESTMENT TOTAL COUNT: 20,851 CONTRIBUTION TOTAL AMOUNT: $76 MILLION TOTAL AMOUNT: $387 MILLION OVER 70% OF STORE INVESTMENTS IN LATAM

GROWING SEGMENT CONTRIBUTION FROM LATAM 15 % OF TOTAL SEGMENT CONTRIBUTIONS LATAM SEGMENT CONTRIBUTION GROWTH $180 $160 $140 40% 2020 PROJECTION $120 $100 $80 $60 $40 35% 2018 37% 2019 $20 ACTUAL ACTUAL $0 2015 2016 2017 2018 2019 Total Segment Cont. – USD $ CC Segment Cont. – 2015 MXN @ 15.85

16 OVER 1,600 LATAM LOCATIONS IN 4 COUNTRIES LATIN AMERICA CONTINUES TO BE THE PRIMARY STORE GROWTH VEHICLE - SIGNIFICANT UNTAPPED POTENTIAL IN THE REGION ✓ SUBSTANTIAL INFRASTRUCTURE AND CASH FLOWS TO MEXICO OPERATIONS – 1,548 STORES IN 32 STATES ACCOMPLISH NEW ACQUISITIONS AND DE NOVO EXPANSION POPULATION GDP PER CAPITA 132M US $8.9K ✓ SIGNIFICANT RUNWAY FOR CONTINUED STORE OPENINGS AND INFLATION INFORMAL MARKET STRATEGIC ACQUISITIONS IN MEXICO; UP TO 2,000 STORES 1,548 4.8% 54% ✓ FOUR STORES OPENED IN COLOMBIA IN 2018 AND FOUR MORE OPENED IN 2019. COLOMBIA IS A SIGNIFICANT MARKET WITH A POPULATION OF ALMOST 50 MILLION CENTRAL AND SOUTH AMERICA OPERATIONS – 75 STORES ✓ SIX NEW STORES OPENED IN GUATEMALA IN 2018 AND 15 MORE OPENED IN 2019. THEY MARK THE INTRODUCTION OF GUATEMALA EL SALVADOR COLOMBIA THE COMPANY’S LARGE FORMAT FIRST CASH BRANDED 18M 6M 50M STORES IN THE COUNTRY $4.5K $3.9K $6.3K 8 54 13 2.3% 0.4% 3.2% ✓ LOOK STRATEGICALLY FOR ADDITIONAL EXPANSION AND ACQUISITION OPPORTUNITIES IN OTHER LATIN AMERICAN 74% 65% 64% MARKETS Store counts as of 12/31/2019; Economic data sourced from World Bank, Forbes and Federal Reserve Bank of Boston

17 PRENDAMEX ACQUISITIONS 529 ACQUIRED PRENDAMEX STORES – MOSTLY SMALLER FORMAT LOCATIONS (TYPICALLY LESS THAN 2,500 FT2) IN HIGH TRAFFIC AREAS – FOCUSED ON JEWELRY AND SMALL ELECTRONICS MANY SIMILARITIES TO THE SUCCESSFUL MAXI PRENDA ACQUISITION IN MEXICO IN EARLY 2016 – POTENTIAL TO INCREASE RETAIL SALES AND MARGINS – PAIRS WITH LARGE FORMAT FIRSTCASH STORES TO ACCESS MORE URBAN NEIGHBORHOODS PRENDAMEX STORES ACQUIRED OVER THE PAST TWO YEARS ARE PERFORMING WELL – CONSTANT CURRENCY SAME-STORE CORE REVENUES UP 31% IN THE FOURTH QUARTER; 46% INCREASE IN RETAIL SALES – REALIZATION OF EXPENSE SYNERGIES, WHICH CONTRIBUTED TO THE SEQUENTIAL DECLINE IN ADMIN EXPENSES IN THE FOURTH QUARTER OF 2019

UNDEVELOPED SITE PROVEN NEW STORE OPENING PROCESS 18 AND RAPID PAYBACK MODEL NEW STORE TYPICAL MEXICO NEW STORE RAMP ($ IN USD) REVENUE INVESTMENT (USD $) $600 CAP EX $181,000 $500 ◼ OPENED FIRST STORES IN MEXICO IN 1999 - LEASEHOLD IMPROVEMENTS & $400 FIXTURES ◼ EXPERIENCED REAL ESTATE DEVELOPMENT TEAM $300 - COMPUTER & SECURITY ◼ PROVEN SITE SELECTION STRATEGY EQUIPMENT $200 $100 SAME SITE AFTER REDEVELOPMENT START-UP LOSSES $26,000 $0 - PRE-OPENING YEAR 1 YEAR 2 YEAR 3 YEAR 4 YEAR 5 - FIRST SIX MONTHS OF STORE LEVEL INCOME (PRE-TAX) OPERATION $120 TOTAL STORE INVESTMENT $207,000 $90 WORKING CAPITAL (USD $) $60 FIRST YEAR FOR NEW STORE $93,000 $30 - OPERATING CASH - LOAN FUNDING $0 ◼ STANDARDIZED STORE LAYOUTS, FIXTURES AND EQUIPMENT - INVENTORY ◼ STATE OF THE ART SECURITY TECHNOLOGY -$30 ◼ CONSISTENT PROCESS ENSURES THE NEW STORES ARE DELIVERED YEAR 1 YEAR 2 YEAR 3 YEAR 4 YEAR 5 _ON TIME AND WITHIN BUDGET 1 Store-level operating profit (excluding pre-opening cost); Data is based on NSO 2010-2018

19 UNITED STATES OVERVIEW

OVER 1,000 U.S. LOCATIONS IN 24 STATES 20 AND THE DISTRICT OF COLUMBIA ✓OPERATIONS FOCUSED IN STATES WITH: – GROWING POPULATIONS 32 WA – STABLE AND FAVORABLE REGULATIONS ✓SIGNIFICANT UNDERBANKED DEMOGRAPHICS 2 WY 27 1 OH 3DC ✓CONTINUE SCOUTING SMALL ACQUISITIONS NV 6 NE 27 30 67 29 IN 29MD UT IL 6 VA IN EXISTING MARKETS CO 24 26 MO KY 41NC – HIGHLY FRAGMENTED INDUSTRY 27 18 OK TN 53 27 – OPPORTUNITY FOR CONTINUED ROLLUPS OF SMALL INDEPENDENT SC AZ 8 46 OPERATORS (1 TO 20 STORES) AL GA 418 26 TX LA ✓RECENT ACQUISITIONS BY YEAR 6 77 AK FL 2019 27 2018 27 FirstCash headquarters located in Fort Worth, Texas — Store counts as of 12/31/2019 0 5 10 15 20 25 30 STORES ACQUIRED

U.S. OPERATING TRENDS: Q4–2019 21 • RETAIL AND OPERATIONS MARGINS CONTINUE TO ETAIL ARGIN AND EGMENT PERATING ARGINS IMPROVE DUE TO OPTIMIZATION OF LENDING AND R M S O M RETAILING STRATEGIES IN CASH AMERICA LOCATIONS 50% 40% 36.5% 37.0% 37.3% 37.6% 38.0% 34.4% 34.8% 35.6% • DESPITE CONSUMER LENDING WIND-DOWN, U.S. 30% RETAIL MARGIN SEGMENT PRE-TAX OPERATING INCOME FLAT TO PRIOR- 18.7% 19.3% 19.8% 20.2% 20.2% 20.4% 20.3% 20% 18.4% YEAR: SEGMENT OPERATING MARGIN – EXCLUDING CONSUMER LENDING, UP 6% ON AN ADJUSTED NON-GAAP BASIS 10% COMPARED TO PRIOR-YEAR 0% – DRIVEN PRIMARILY BY IMPROVED RETAIL MARGINS, PAWN LOAN YIELDS AND Q1 Q2 Q3 Q4-2018 Q1 Q2 Q3 Q4-2019 OPERATING EXPENSE REDUCTIONS • RETAIL MARGIN IMPROVEMENTS: RETURN ON EARNING ASSETS – 2019 MARGIN OF 38% COMPARED TO 37% IN THE PRIOR-YEAR $900 148% 160% – IMPROVED MARGIN AND TOP-LINE RETAIL SALES INCREASED GROSS PROFIT FROM 138% RETAIL OPERATIONS 6% FOR THE YEAR 122% SCRAP GP 120% $600 RETAIL GP AWN EES NCREASE ON MPROVED IELDS • P F I I Y : 80% PAWN FEES EES UP TO THE PRIOR YEAR DESPITE SLIGHTLY LOWER LEVELS OF PAWN – F 2% - $300 GP RETURN ON RECEIVABLES 40% EARNING ASSETS – PAWN YIELDS IMPROVED BY 2% FOR THE YEAR $0 0% 2017 2018 2019 See appendix for reconciliation to segment pre-tax operating income.

STABLE REGULATORY CLIMATE FOR PAWN 22 ✓PAWN LOANS ARE DIFFERENT FROM TRADITIONAL CONSUMER LOAN PRODUCTS AND NOT SUBJECT TO THE CFPB SMALL DOLLAR LOAN RULES BECAUSE THEY: – ARE NON-RECOURSE LOANS – HAVE SIGNIFICANTLY SMALLER AVERAGE LOAN SIZES – DO NOT INVOLVE CREDIT CHECKS, COLLECTION ACTIVITIES, ACH TRANSACTIONS OR NEGATIVE CREDIT REPORTING ✓REGULATIONS ARE PRIMARILY AT THE STATE LEVEL IN THE U.S. AND THE FEDERAL LEVEL IN LATIN AMERICA – NO SIGNIFICANT NEGATIVE REGULATORY CHANGES IN THE LAST 25 YEARS – STATES WITH A POSITIVE RATE CHANGE INCLUDE: o OHIO: ENACTED MARCH 28, 2017 o WASHINGTON: ENACTED JULY 24, 2015 o ARIZONA: ENACTED JULY 24, 2014 o NEVADA: ENACTED OCTOBER 1, 2011

WIND-DOWN OF NON-CORE CONSUMER LENDING PRODUCTS AND STORES 23 PRO FORMA INCLUDING CASH AMERICA CONSUMER LOAN REVENUE CONSUMER LOAN LOCATIONS $140 10% 600 531 $118 9% $120 500 8% 82 448 434 $100 $93 7% 64 400 114 63 7% $77 6% $80 113 5% 300 113 279 $60 5% $56 8 4% 4% 200 113 $40 3% 335 3% 2% 271 258 $20 100 $20 158 47 $5 1% 6 $0 1% 0% 0% 0 41 2015 2016 2017 2018 2019 2020F 2015 2016 2017 2018 2019 GROSS CONSUMER LOAN REVENUE % OF CONSOLIDATED REVENUE INSIDE PAWN STORES CASHLAND (OHIO) CONSUMER LOANS ONLY

24 FINANCIAL HIGHLIGHTS

25 REVENUE AND EARNINGS GROWTH ($ IN MILLIONS) REVENUE PROFITABILITY $1,864 $1,780 $1,781 $304 $168 $20 $165 $158 $56 $284 $77 $153 $273 $144 $131 $1,088 $180 $44 $1,844 $85 $1,703 $1,725 $132 $705 $68 $61 $28 $60 $1,045 $677 2015 2016 2017 2018 2019 NET INCOME ADJUSTED NET INCOME ADJUSTED EBITDA PAWN REVENUE CONSUMER LENDING REVENUE 2015 2016 2017 2018 2019 RETAIL SALES SCRAP SALES CONSUMER LOAN FEES PAWN LOAN FEES

26 EARNINGS PER SHARE $5.00 GUIDANCE RANGE $4.05 - $4.25 $4.00 $3.81 $3.89 $3.53 $3.41 $3.00 $3.00 $2.74 $2.44 $2.00 $1.72 $1.00 $0.00 2016 2017 2018 2019 20202020 GUIDANCEGUIDANCE EARNINGS PER SHARE ADJUSTED EARNINGS PER SHARE1 Guidance as of press release 01/29/2020 1Adjusted earnings per share excludes certain non-recurring tax benefits as a result of the Tax Cuts and Jobs Act, merger and acquisition expenses, consumer lending impairment expenses, Ohio wind-down costs and debt extinguishment costs, which are further described in the detailed reconciliations of non-GAAP financial measures elsewhere in this presentation.

FISCAL 2020 OUTLOOK 27 INITIAL FULL-YEAR 2020 GUIDANCE FOR ADJUSTED DILUTED EARNINGS PER SHARE EXPECTED TO IN THE RANGE OF $4.05 TO $4.25 – GUIDANCE REPRESENTS ADJUSTED EARNINGS PER SHARE GROWTH TO BE IN A RANGE OF 6% TO 12% OVER THE PRIOR-YEAR GAAP BASIS DILUTED EARNINGS PER SHARE OF $3.81 – EXCLUDING EXPECTED HEADWINDS OUTLINED BELOW, EARNINGS FROM CORE PAWN OPERATIONS EXPECTED TO BE UP 11% TO 16% COMPARED TO 2019 ADJUSTED EARNINGS PER SHARE OF $3.89 NON-OPERATING HEADWINDS $4.60 $4.40 $0.12 - $0.14 GUIDANCE RANGE $0.07 - $0.08 $4.20 $0.03 - $0.05 $4.05 - $4.25 $4.00 $3.89 $3.80 $3.60 $3.40 REFLECTS OHIO ASSUMES 20 MXN TO ASSUMES EFFECTIVE CLOSURES AND OTHER 1 USD EXCHANGE TAX RATE OF $3.20 REDUCTIONS RATE 27.0% TO 27.5% $3.00 2019 ADJUSTED EPS GROWTH IN CORE EARNINGS CONSUMER LOANS FOREIGN CURRENCY INCOME TAX 2020 EPS As of Press Release 01/29/2020

DIVIDENDS CONTINUES TO GROW 28 ANNUALIZED DIVIDEND INCREASED 8% TO $1.20 $1.08 PER SHARE BEGINNING Q4-2019 $1.08 IDENTIFIES DIVIDEND INCREASE $1.02 $1.00 $0.91 $0.27 $0.27 $0.80 $0.77 $0.25 $0.20 $0.27 $0.25 $0.60 $0.57 $0.22 $0.19 $0.19 $0.40 $0.27 $0.25 $0.125 $0.22 $0.19 $0.20 $0.125 $0.25 $0.27 $0.19 $0.22 $0.125 $0.00 2016 2017 2018 2019 2020 RUN RATE QTR 1 QTR 2 QTR 3 QTR 4

POST-MERGER CASH FLOWS SUPPORT INVESTMENTS AND SHAREHOLDER RETURNS WITH MINIMAL ADDED LEVERAGE 29 CAPITAL ALLOCATION POST MERGER ACTIVITY OUTSTANDING DEBT 10/01/2016 - 12/31/2019 AT MERGER – 09/30/2016 TO 12/31/2019 LINE OF CREDIT 2021 SR. NOTES 2024 SR. NOTES $1,040 $700 $1,000 $635 5.0 $114 CAP EX $600 $560 $800 $169 ACQUISITIONS 4.0 $500 $108 REAL ESTATE 3.4X $335 3.0 $600 $400 DIVIDENDS $131 $360 NET DEBT TO ADJ. EBITDA1 $300 $400 1.9X 2.0 $200 $482 SHARE REPURCHASES $200 $300 1.0 $100 $200 $0 $0 0.0 POST MERGER ACTIVITY AT MERGER – 09/30/2016 12/31/2019 1Adjusted EBITDA, which is a component used in the calculation of the Net Debt Ratio, is a non-GAAP number; See Company’s 01/29/2020 press release for a calculation of the Net Debt Ratio.

$1.8 BILLION IN GROWTH INVESTMENTS & SHAREHOLDER PAYOUTS 30 THE LAST 10 YEARS (SINCE 2009) ($ IN MILLIONS) $2,000 STOCK REPURCHASES & DIVIDENDS: ACQUISITIONS: CUMULATIVE TOTAL $1.8 BILLION - 11,474,523 SPLIT-ADJUSTED SHARES REPURCHASED - 215 STORES ACQUIRED IN U.S. $1,800 - $141 MILLION IN CUMULATIVE DIVIDENDS PAID - 829 STORES ACQUIRED IN LATIN AMERICA - 815 STORES ACQUIRED IN CASH AMERICA MERGER $1,600 CAPITAL EXPENDITURES: $1,400 - INCLUDES 641 DE NOVO STORE OPENINGS $863 $1,200 $1,000 $800 $553 $600 $400 $200 $403 $0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 As of 12/31/2019 STOCK REPURCHASES & DIVIDENDS ACQUISITIONS CAPITAL EXPENDITURES OUTSTANDING DEBT

31 INVESTMENT RECAP PAWN-FOCUSED BUSINESS MODEL ‒ SMALL SECURED PAWN LOANS TO UNBANKED AND UNDERBANKED CONSUMERS WITH LIMITED ACCESS TO TRADITIONAL CREDIT PRODUCTS ‒ FULL-SERVICE LENDING AND RETAIL MODEL IS A SIGNIFICANT COMPETITIVE ADVANTAGE WITH STRONG MARGINS AND CASH FLOWS ‒ RECESSION-RESISTANT BUSINESS MODEL PROVEN MULTI-COUNTRY GROWTH STRATEGY – MATURE U.S. BUSINESS GENERATES SIGNIFICANT CASH FLOW – LONG RUNWAY FOR GROWTH IN LATIN AMERICA WHERE CUSTOMER DEMOGRAPHICS ARE FAVORABLE AND COMPETITION IS LIMITED STRONG BALANCE SHEET TO FUND FUTURE GROWTH, ACQUISITIONS, SHARE BUYBACKS AND PAY DIVIDENDS

32 APPENDIX

NON-GAAP FINANCIAL INFORMATION 33 THE COMPANY USES CERTAIN FINANCIAL CALCULATIONS SUCH AS ADJUSTED NET INCOME, ADJUSTED DILUTED EARNINGS PER SHARE, EBITDA, ADJUSTED EBITDA, FREE CASH FLOW, ADJUSTED FREE CASH FLOW, CONSTANT CURRENCY RESULTS AND ADJUSTED SEGMENT PRE-TAX OPERATING INCOME AS FACTORS IN THE MEASUREMENT AND EVALUATION OF THE COMPANY’S OPERATING PERFORMANCE AND PERIOD-OVER-PERIOD GROWTH. THE COMPANY DERIVES THESE FINANCIAL CALCULATIONS ON THE BASIS OF METHODOLOGIES OTHER THAN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”), PRIMARILY BY EXCLUDING FROM A COMPARABLE GAAP MEASURE CERTAIN ITEMS THE COMPANY DOES NOT CONSIDER TO BE REPRESENTATIVE OF ITS ACTUAL OPERATING PERFORMANCE. THESE FINANCIAL CALCULATIONS ARE “NON-GAAP FINANCIAL MEASURES” AS DEFINED IN SEC RULES. THE COMPANY USES THESE NON-GAAP FINANCIAL MEASURES IN OPERATING ITS BUSINESS BECAUSE MANAGEMENT BELIEVES THEY ARE LESS SUSCEPTIBLE TO VARIANCES IN ACTUAL OPERATING PERFORMANCE THAT CAN RESULT FROM THE EXCLUDED ITEMS, OTHER INFREQUENT CHARGES AND CURRENCY FLUCTUATIONS. THE COMPANY PRESENTS THESE FINANCIAL MEASURES TO INVESTORS BECAUSE MANAGEMENT BELIEVES THEY ARE USEFUL TO INVESTORS IN EVALUATING THE PRIMARY FACTORS THAT DRIVE THE COMPANY’S CORE OPERATING PERFORMANCE AND BECAUSE MANAGEMENT BELIEVES THEY PROVIDE GREATER TRANSPARENCY INTO THE COMPANY’S RESULTS OF OPERATIONS. HOWEVER, ITEMS THAT ARE EXCLUDED AND OTHER ADJUSTMENTS AND ASSUMPTIONS THAT ARE MADE IN CALCULATING THESE NON-GAAP FINANCIAL MEASURES ARE SIGNIFICANT COMPONENTS IN UNDERSTANDING AND ASSESSING THE COMPANY’S FINANCIAL PERFORMANCE. THESE NON-GAAP FINANCIAL MEASURES SHOULD BE EVALUATED IN CONJUNCTION WITH, AND ARE NOT A SUBSTITUTE FOR, THE COMPANY’S GAAP FINANCIAL MEASURES. FURTHER, BECAUSE THESE NON-GAAP FINANCIAL MEASURES ARE NOT DETERMINED IN ACCORDANCE WITH GAAP AND ARE THUS SUSCEPTIBLE TO VARYING CALCULATIONS, THE NON-GAAP FINANCIAL MEASURES, AS PRESENTED, MAY NOT BE COMPARABLE TO OTHER SIMILARLY TITLED MEASURES OF OTHER COMPANIES. WHILE ACQUISITIONS ARE AN IMPORTANT PART OF THE COMPANY’S OVERALL STRATEGY, THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL CALCULATIONS TO EXCLUDE MERGER AND OTHER ACQUISITION EXPENSES TO ALLOW MORE ACCURATE COMPARISONS OF THE FINANCIAL RESULTS TO PRIOR PERIODS AND BECAUSE THE COMPANY DOES NOT CONSIDER THESE MERGER AND OTHER ACQUISITION EXPENSES TO BE RELATED TO THE ORGANIC OPERATIONS OF THE ACQUIRED BUSINESSES OR ITS CONTINUING OPERATIONS AND SUCH EXPENSES ARE GENERALLY NOT RELEVANT TO ASSESSING OR ESTIMATING THE LONG-TERM PERFORMANCE OF THE ACQUIRED BUSINESSES. THE COMPANY BELIEVES THAT PROVIDING ADJUSTED NON-GAAP MEASURES, WHICH EXCLUDE THESE AND OTHER ITEMS, ALLOWS MANAGEMENT AND INVESTORS TO CONSIDER THE ONGOING OPERATIONS OF THE BUSINESS BOTH WITH, AND WITHOUT, SUCH EXPENSES. MERGER AND OTHER ACQUISITION EXPENSES INCLUDE INCREMENTAL COSTS DIRECTLY ASSOCIATED WITH MERGER AND ACQUISITION ACTIVITIES, INCLUDING PROFESSIONAL FEES, LEGAL EXPENSES, SEVERANCE, RETENTION AND OTHER EMPLOYEE-RELATED COSTS, CONTRACT BREAKAGE COSTS AND COSTS RELATED TO THE CONSOLIDATION OF TECHNOLOGY SYSTEMS AND CORPORATE FACILITIES, AMONG OTHERS.

34 RECONCILIATION OF NET INCOME TO ADJUSTED NET INCOME ($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) YEAR ENDED DECEMBER 31, 2017 2018 2019 IN THOUSANDS PER SHARE IN THOUSANDS PER SHARE IN THOUSANDS PER SHARE NET INCOME $143,892 $3.00 $153,206 $3.41 $164,618 $3.81 ADJUSTMENTS, NET OF TAX: MERGER AND OTHER ACQUISITION EXPENSES 5,710 0.12 5,412 0.12 1,276 0.03 OHIO CONSUMER LENDING WIND-DOWN COSTS AND ASSET - - 1,166 0.03 2,659 0.06 IMPAIRMENTS NET TAX BENEFIT FROM TAX ACT (27,269) (0.57) (1,494) (0.03) - - NON-CASH FOREIGN CURRENCY GAIN RELATED TO LEASE LIABILITY - - - - (653) (0.01) LOSS ON EXTINGUISHMENT OF DEBT 8,892 0.19 - - - - ADJUSTED NET INCOME $131,225 $2.74 $158,290 $3.53 $167,900 $3.89 A reconciliation of net income and earnings per share to adjusted net income and adjusted earnings per share for the years ended December 31, 2015 and 2016 can be found in the Company’s 10-K filed with the SEC on March 1, 2017

35

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

($ in thousands)

	Year Ended December 31, 2017	2018	2019
Net Income	$143,892	$153,206	$164,618
Income taxes	28,420	52,103	59,993
Depreciation and amortization	55,233	42,961	41,904
Interest expense	24,035	29,173	34,035
Interest income	(1,597)	(2,444)	(1,055)
EBITDA	249,983	274,999	299,495
Adjustments:			
Merger and other acquisition expenses	9,062	7,643	1,766
Non-cash foreign currency gain related to lease liability	-	-	(933)
Ohio consumer lending wind-down costs and asset impairments	-	1,514	3,454
Loss on extinguishment of debt	14,114	-	-
Adjusted EBITDA	$273,159	$284,156	$303,782

A reconciliation of net income and earnings per share to adjusted net income and adjusted earnings per share for the years ended December 31, 2015 and 2016 can be found in the Company's 10-K filed with the SEC on March 1, 2017

Reconciliation of Cash Flow from Operating Activities to Free Cash Flow & Adjusted Free Cash Flow

($ in thousands)

	Year Ended December 31, 2017	2018	2019
Cash Flow From Operating Activities	$220,357	$243,429	$231,596
Cash flow from investing activities:			
Loan receivables, net of cash repayments	40,735	10,125	34,406
Purchases of furniture, fixtures, equipment and improvements	(25,971)	(35,677)	(44,311)
Free Cash Flow	235,121	217,877	221,691
Merger and other acquisition expenses paid, net of tax benefit	6,659	7,072	1,276
Adjusted Free Cash Flow	$241,780	$224,949	$222,967

Reconciliation of Segment Pre-Tax Operating Income to Adjusted Segment Pre-Tax Operating Income

($ in thousands)

U.S. Operations Segment	Year Ended December 31, 2018	2019	Increase / (Decrease)
Segment Pre-Tax Operating Income	$242,970	$242,134	–%
Contribution from consumer lending operations and Ohio wind-down costs	23,640	10,025	(58%)
Adjusted Segment Pre-Tax Operating Income	219,330	232,109	6%

FirstCash

CONSTANT CURRENCY 36 CERTAIN PERFORMANCE METRICS DISCUSSED IN THIS PRESENTATION ARE PRESENTED ON A “CONSTANT CURRENCY” BASIS, WHICH IS CONSIDERED A NON-GAAP FINANCIAL MEASURE. THE COMPANY’S MANAGEMENT USES CONSTANT CURRENCY RESULTS TO EVALUATE OPERATING RESULTS OF BUSINESS OPERATIONS IN LATIN AMERICA, WHICH ARE PRIMARILY TRANSACTED IN LOCAL CURRENCIES. THE COMPANY BELIEVES CONSTANT CURRENCY RESULTS PROVIDE INVESTORS WITH VALUABLE SUPPLEMENTAL INFORMATION REGARDING THE UNDERLYING PERFORMANCE OF ITS BUSINESS OPERATIONS IN LATIN AMERICA, CONSISTENT WITH HOW THE COMPANY’S MANAGEMENT EVALUATES SUCH PERFORMANCE AND OPERATING RESULTS. CONSTANT CURRENCY RESULTS REPORTED HEREIN ARE CALCULATED BY TRANSLATING CERTAIN BALANCE SHEET AND INCOME STATEMENT ITEMS DENOMINATED IN LOCAL CURRENCIES USING THE EXCHANGE RATE FROM THE RESPECTIVE COMPARABLE PERIOD, AS OPPOSED TO THE CURRENT COMPARABLE PERIOD, IN ORDER TO EXCLUDE THE EFFECTS OF FOREIGN CURRENCY RATE FLUCTUATIONS FOR PURPOSES OF EVALUATING PERIOD-OVER-PERIOD COMPARISONS. BUSINESS OPERATIONS IN MEXICO, GUATEMALA AND COLOMBIA ARE TRANSACTED IN MEXICAN PESOS, GUATEMALAN QUETZALES AND COLOMBIAN PESOS, RESPECTIVELY. THE COMPANY ALSO HAS OPERATIONS IN EL SALVADOR WHERE THE REPORTING AND FUNCTIONAL CURRENCY IS THE U.S. DOLLAR.

37 GET IN TOUCH WITH US INVESTOR RELATIONS INVESTORRELATIONS@FIRSTCASH.COM INVESTORS.FIRSTCASH.COM 817 258 2650 GAR JACKSON GLOBAL IR GROUP GAR@GLOBALIRGROUP.COM 817 886 6998